UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

HOMEFED CORPORATION

______________________________________________________________________________________________

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HOMEFED CORPORATION

1903 Wright Place

Suite 220

Carlsbad, California 92008

_______________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 15, 2008

________________________

June 19, 2008

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of HomeFed Corporation to be held on July 15, 2008, at 1:00 p.m., at the Four Seasons Hotel, 7100 Four Seasons Point, Carlsbad, California 92011, in the Avocet Conference Room:

1.	To elect six directors;

2.   To ratify the selection of PricewaterhouseCoopers LLP as independent auditors to audit the consolidated financial statements of the Company and our subsidiaries for the year ended December 31, 2008; and

3.   To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

Only holders of record of our common stock at the close of business on June 5, 2008 will be entitled to notice of and to vote at the meeting. Please vote your shares, either (i) by signing, dating and mailing the enclosed proxy card in the accompanying postage prepaid envelope, (ii) by telephone using the toll-free telephone number printed on the proxy card, or (iii) by the Internet, using the instructions printed on the proxy card. This will assure that your shares are represented at the meeting.

By Order of the Board of Directors.

CORINNE A. MAKI

Secretary

HOMEFED CORPORATION

1903 Wright Place

Suite 220

Carlsbad, California 92008

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PROXY STATEMENT

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Annual Meeting of Stockholders

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June 19, 2008

This proxy statement is being furnished to the stockholders of HomeFed Corporation, a Delaware corporation, in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders of the Company to be held on July 15, 2008 and at any adjournments or postponements thereof.

At the meeting, stockholders will be asked:

1.	To elect six directors;

2.   To ratify the selection of PricewaterhouseCoopers LLP as independent auditors to audit the consolidated financial statements of the Company and our subsidiaries for the year ended December 31, 2008; and

3.   To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

The Board of Directors has fixed the close of business on June 5, 2008 as the record date for the determination of the holders of our common stock entitled to notice of and to vote at the meeting. Each eligible stockholder will be entitled to one vote for each share of common stock held on all matters to come before the meeting and may vote in person or by proxy by completing the enclosed proxy card and returning it in the enclosed postage prepaid envelope or, as indicated on the proxy card, by Internet or telephone voting. At the close of business on June 5, 2008, there were 8,274,384 shares of common stock entitled to vote.

This proxy statement and the accompanying form of proxy are first being sent to holders of our common stock on or about June 19, 2008.

THE MEETING

Date, Time, Place

The annual meeting will be held on July 15, 2008, at 1:00 p.m., local time, at the Four Seasons Hotel, 7100 Four Seasons Point, Carlsbad, California 92011, in the Avocet Conference Room.

Matters to be Considered

At the meeting, stockholders will be asked to consider and vote to elect six directors and to ratify the selection of independent auditors. See “ELECTION OF DIRECTORS” and “RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.” The Board of Directors knows of no matters that are to be brought before the meeting other than as set forth in the notice of meeting.  If any other matters properly come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding and Entitled to Vote

Stockholders as of the record date, i.e., the close of business on June 5, 2008, are entitled to notice of and to vote at the meeting. As of the record date, there were 8,274,384 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote.

Required Votes

Election of Directors. Under Delaware law, the affirmative vote of the holders of a plurality of shares of common stock voting on this matter is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. For purposes of the election of directors, abstentions and broker non-votes will each be included in the determination of the number of shares present for purposes of constituting a quorum, but will not be counted as shares voting on the matter (and will have no effect on the result of the vote).

Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors. Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors requires the affirmative vote of the holders of a majority of the common stock voted at the meeting. For purposes of ratifying the selection of PricewaterhouseCoopers LLP as independent auditors, abstentions and broker non-votes will each be included in the determination of the number of shares present for purposes of constituting a quorum, but will not be counted as votes cast (and thus will have no effect on the result of the vote).

Other Matters. If any other matters are properly presented at the meeting for action, including a question of adjourning or postponing the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

Joseph S. Steinberg, Chairman of our Board of Directors, beneficially owns 741,920 shares of our common stock or approximately 9.0% of our common stock outstanding at the record date, excluding 2,350 shares of our common stock which Mr. Steinberg has the right to acquire upon exercise of stock options; and a trust for the benefit of Mr. Steinberg’s children beneficially owns 27,532 shares of our common stock or approximately 0.3% of our common stock outstanding at the record date. Mr. Steinberg disclaims beneficial ownership of our common stock held by this trust. Ian M. Cumming, a director of the Company, beneficially owns 608,459 shares of our common stock or approximately 7.4% of our common stock outstanding at the record date, excluding 2,350 shares of our common stock which Mr. Cumming has the right to acquire upon exercise of stock options. Leucadia National Corporation (together with its subsidiaries, “Leucadia”) is the beneficial owner of 2,474,226 shares of our common stock or approximately 29.9% of our common stock outstanding at the record date. Mr. Steinberg is also a director, President and significant stockholder of Leucadia. Mr. Cumming is Chairman of the Board and a

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significant stockholder of Leucadia. In addition, the Cumming Foundation and the Joseph S. and Diane H. Steinberg 1992 Charitable Trust, private charitable foundations independently established by Messrs. Cumming and Steinberg, respectively, beneficially own 172,330 (2.1%) shares of our common stock and 42,381 (0.5%) shares of our common stock outstanding at the record date, respectively. Mr. Cumming and Mr. Steinberg each disclaim beneficial ownership of our common stock held by their respective private charitable foundations. Leucadia has advised us that it intends, and Messrs. Cumming and Steinberg have advised us that they intend, to cause all of our common stock beneficially owned, and all of our common stock beneficially owned by charitable foundations established, by Mr. Cumming and Mr. Steinberg, to be voted in favor of each nominee named herein and for the ratification of the selection of independent auditors. In addition to Messrs. Cumming and Steinberg, all of our other directors and officers beneficially own 0.3% of our common stock outstanding at the record date.

Voting and Revocation of Proxies

Stockholders are requested to vote by proxy in one of three ways:

•	Use the toll-free telephone number shown on your proxy card;
•	Visit the Internet website at www.voteproxy.com and follow the on-screen instructions; or
•	Mail, date, sign and promptly return your proxy card in the enclosed postage prepaid envelope.

Shares of our common stock represented by properly executed proxies received by us or proxies submitted by telephone or via the Internet, which are not revoked will be voted at the meeting in accordance with the instructions contained therein. Subject to the broker non-vote rules discussed above under “Required Votes,” if instructions are not given, proxies will be voted for election of each nominee for director named herein and for ratification of the selection of independent auditors.

Voting instructions (including instructions for both telephonic and Internet proxies) are provided on the proxy card. The Internet and telephone proxy procedures are designed to authenticate stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholders’ instructions have been recorded properly. A control number, located on the proxy card, will identify stockholders and allow them to submit their proxies and confirm that their voting instructions have been properly recorded. Costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, must be borne by the stockholder. If you submit your proxy by Internet or telephone, it will not be necessary to return your proxy card.

If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from your record holder. The availability of Internet and telephone proxies will depend on their voting procedures.

If a stockholder does not return a signed proxy card or submit a proxy by the Internet or by telephone, and does not attend the meeting and vote in person, his or her shares will not be voted.

Any proxy signed and returned by a stockholder or submitted by telephone or via the Internet may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, at our address set forth herein, by executing and delivering a later-dated proxy (either in writing, by telephone or via the Internet) or by voting in person at the meeting. Attendance at the meeting will not in and of itself constitute revocation of a proxy. If your shares are held in a brokerage, bank, or other institutional account, you must obtain a proxy from that entity showing that you were the record holder as of the close of business on June 5, 2008, in order to vote your shares at the meeting.

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“Householding” of Annual Report and Proxy Materials

We have adopted a procedure approved by the Securities and Exchange Commission called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our Annual Report and proxy statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

Stockholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings, if any.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Annual Report and/or the proxy statement, or if you hold in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, American Stock Transfer and Trust Company, (in writing: 59 Maiden Lane, New York, New York 10038; by telephone: in the U.S., Puerto Rico and Canada, 1-800-937-5449; outside the U.S., Puerto Rico and Canada, 1-718-921-8200).

If we are householding materials to your address and you wish to receive a separate copy of the 2007 Annual Report or this proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact American Stock Transfer as indicated above.

Beneficial stockholders can request information about householding from their banks, brokers or other holders of record.

Proxy Solicitation

We will bear the costs of solicitation of proxies for the meeting. In addition to solicitation by mail, directors, officers and our regular employees may solicit proxies from stockholders by telephone, telegram, in person or otherwise. These directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them, and such custodians will be reimbursed for their reasonable expenses.

Independent Auditors

We have been advised that representatives of PricewaterhouseCoopers LLP, our independent auditors for 2007, will attend the meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

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ELECTION OF DIRECTORS

At the meeting, six directors are to be elected to serve until the next meeting or until their successors are elected and qualified. All of the following nominees are currently serving as directors. The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote for the six nominees named by the Board of Directors and listed on the following table. The Board of Directors expects that each of the nominees will be available for election as a director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors may propose. The following information is as of June 5, 2008.

Name and present position, if any, with the Company	Age, period served as a director, other business experience during the last five years and family relationships, if any

Patrick D. Bienvenue..................................	Mr. Bienvenue, 53, has served as a director since August 1998. Since January 1996, Mr. Bienvenue has served in a variety of executive capacities with real estate related subsidiaries of Leucadia.

Paul J. Borden, President............................

Mr. Borden, 59, has served as a director and our President since May 1998. Mr. Borden was a Vice President of Leucadia from August 1988 through October 2000, responsible for overseeing many of Leucadia’s real estate investments.

Timothy M. Considine................................

Mr. Considine, 67, has served as a director since January 1992, serving as Chairman of the Board from 1992 to December 1999, and is employed on a part-time basis by Considine and Considine, an accounting firm in San Diego, California, where he was a partner from 1965 to 2002.

Ian M. Cumming........................................

Mr. Cumming, 67, has served as a director since May 1999. He has been a director and Chairman of the Board of Leucadia since June 1978 and a director and Chairman of the Board of The FINOVA Group Inc., formerly a middle market lender in which Leucadia has an indirect 25% equity interest, since August 2001. Mr. Cumming has also been a director of Skywest, Inc., a Utah-based regional air carrier, since June 1986. Mr. Cumming is also an alternate director of Fortescue Metals Group Ltd (“Fortescue”), an Australian public company that is engaged in the mining of iron ore, in which Leucadia has a 9.9% equity interest. Mr. Cumming is also a director of AmeriCredit Corp., an auto finance company, in which Leucadia has an approximate 26% interest and of Jefferies Group, Inc. (“Jefferies”), a publicly traded full service global investment bank and institutional securities firm serving companies and other investors in which Leucadia has a 30% interest.

Michael A. Lobatz......................................	Dr. Lobatz, 59, has served as a director since February 1995 and has been a practicing physician in San Diego, California since 1981.

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Name and present position, if any, with the Company	Age, period served as a director, other business experience during the last five years and family relationships, if any

Joseph S. Steinberg, Chairman of the Board................................

Mr. Steinberg, 64, has served as a director since August 1998 and as Chairman of the Board since December 1999. Mr. Steinberg has been President of Leucadia since January 1979 and a director of Leucadia since December 1978. In addition, he has served as a director of FINOVA since August 2001. Mr. Steinberg is also a director of Fortescue and of Jefferies.

The Board of Directors recommends a vote FOR the above-named nominees.

INFORMATION CONCERNING

THE BOARD OF DIRECTORS AND BOARD COMMITTEES

Director Independence

On February 13, 2008, the Board affirmatively determined that Timothy M. Considine and Michael Lobatz are independent, applying the National Association of Securities Dealers’ listing standards for independence.

Certain Relationships And Related Transactions

Policies and Procedures with Respect to Transactions with Related Persons

The Board has adopted a policy for the review, approval and ratification of transactions that involve “related persons" and potential conflicts of interest (the “Related Person Transaction Policy”).

The Related Person Transaction Policy applies to each director and executive officer of the Company, any nominee for election as a director of the Company, any security holder who is known to own of record or beneficially more than five percent of any class of the Company’s voting securities, any immediate family member of any of the foregoing persons, and any corporation, firm, association or their entity in which one or more directors of the Company are directors or officers, or have a substantial financial interest (each a “Related Person”).

Under the Related Person Transaction Policy, a Related Person Transaction is defined as a transaction or arrangement involving a Related Person in which the Company is a participant or that would require disclosure in the Company’s filings with the Securities and Exchange Commission as a transaction with a Related Person.

Under the Related Person Transaction Policy, Related Persons must disclose to the Audit Committee any potential Related Person Transactions and must disclose all material facts with respect to such interest. All Related Person Transactions will be reviewed by the Audit Committee and, in its discretion, approved or ratified. In determining whether to approve or ratify a Related Person Transaction the Audit Committee will consider the relevant facts and circumstances of the Related Person Transaction, which may include factors such as the relationship of the Related Person with the Company, the materiality or significance of the transaction to the Company and the Related Person, the business purpose and reasonableness of the transaction, whether the transaction is comparable to a transaction that could be available to the Company on an arms-length basis, and the impact of the transaction on the Company’s business and operation.

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Related Person Transactions

The Company is required to obtain infrastructure improvement bonds primarily for the benefit of the City of San Marcos prior to the beginning of lot construction work and warranty bonds upon completion of such improvements in the San Elijo Hills project. These bonds provide funds primarily to the City in the event the Company is unable or unwilling to complete certain infrastructure improvements in the San Elijo Hills project. Leucadia has obtained these bonds on behalf of the subsidiaries through which the San Elijo Hills project is owned, both before and after the Company’s October 2002 acquisition of the San Elijo Hills project. Those subsidiaries are responsible for paying all third party fees related to obtaining the bonds. Should the City or others draw on the bonds for any reason, one of these subsidiaries would be obligated to reimburse Leucadia for the amount drawn. As of March 31, 2008, the amount of outstanding bonds was approximately $11,500,000.

Since 1995, Leucadia has been providing administrative and accounting services to the Company. Under the current administrative services agreement, Leucadia provides services to the Company for a monthly fee of $15,000 ($180,000 in the aggregate for all of 2007). Pursuant to this agreement, Leucadia provides the services of Ms. Corinne A. Maki, the Company’s Secretary, in addition to various administrative functions. Ms. Maki is an officer of subsidiaries of Leucadia. The term of the administrative services agreement automatically renews for successive annual periods unless terminated in accordance with its terms. Leucadia has the right to terminate the agreement by giving the Company not less than one year’s prior notice, in which event the then monthly fee will remain in effect until the end of the notice period. The Company has the right to terminate the agreement, without restriction or penalty, upon 30 days prior written notice to Leucadia. The agreement has not been terminated by either party.

The Audit Committee or the Board has approved or ratified each of the foregoing.

Meetings and Committees

During 2007, the Board of Directors held four meetings and took action by unanimous written consent on two other occasions. In 2008, the Board of Directors have held two meetings and have taken action by unanimous written consent on one other occasion.

The Board of Directors’ has a standing Audit Committee and Compensation Committee.

The functions of the Audit Committee are to assist the Board of Directors in fulfilling its responsibility to oversee the quality and integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence of our independent accountants, the performance of our independent accountants and significant financial matters. In discharging its duties, the Audit Committee has the sole authority to select (subject to stockholder ratification, which ratification is not binding on the Audit Committee), compensate, evaluate and replace the independent accountants, reviews and approves the scope of the annual audit, reviews and pre-approves the engagement of our independent accountants to perform audit and non-audit services and the related fees, meets independently with our independent accountants and senior management, reviews the integrity of our financial reporting process and reviews our financial statements and disclosures and certain Securities and Exchange Commission filings.

During 2007, the Audit Committee met six times, including meetings with the independent auditors without management present. In 2008, the Audit Committee has held four meetings. The Board of Directors has adopted a charter for the Audit Committee which is attached hereto as Annex A. The Audit Committee consists of Mr. Considine (Chairman) and Dr. Lobatz. Our Board has determined that each of Mr. Considine and Dr. Lobatz is independent, applying the National Association of Securities Dealers’ listing standards for independence, and that Mr. Considine is qualified as an audit committee financial expert within the meaning of regulations of the Securities and Exchange Commission.

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The Compensation Committee was formed in March 2005. The functions of the Compensation Committee are to determine and approve the compensation of our executive officers. The Compensation Committee consists of Mr. Steinberg. The Compensation Committee does not have a formal charter.

The Board of Directors does not have a nominating committee or a policy concerning stockholder nominations. As our common stock is traded on the OTC Bulletin Board Service, we are not subject to listing standards that would require director nominees to be selected or recommended by a majority of independent directors or a nominating committee comprised solely of independent directors. Because Mr. Steinberg, Mr. Cumming and Leucadia together beneficially own nearly 50% of the outstanding common stock of the Company, the Board believes it is appropriate to have all directors involved in the process of nominating directors rather than delegate this responsibility to a smaller group of directors. As indicated above, under the listing standards of the National Association of Securities Dealers, Mr. Considine and Dr. Lobatz are independent directors serving on the Board. All current members of the Board of Directors have been re-nominated to serve as our directors.

The Board does not believe that it is in the Company’s best interests to establish rigid criteria for the selection of prospective nominees inasmuch as the needs of the Company change over time. Accordingly, the selection of prospective nominees would be based on skills relevant to the issues the Company faces at the time of nomination. Nominees would be selected on the basis of their experience and qualifications, availability to devote sufficient time to the Board and the needs of the Company at that time. Candidates who may also become members of our Audit Committee would be required to have the financial experience necessary to perform the duties of a member of the Audit Committee and to satisfy the requirements of the Securities and Exchange Commission for membership on the Audit Committee. In 2007, the Board did not pay a fee to any third party to identify candidates.

A stockholder entitled to vote in the election of directors may nominate one or more persons for election as director at a meeting if written notice of that stockholder’s intent to make the nomination has been given to us, with respect to an election to be held at an annual meeting of stockholders, not less than 120 days before the first anniversary of our proxy statement in connection with the last annual meeting, and, with respect to an election to be held at a special meeting of stockholders, not later than the tenth day following the date on which notice of the meeting is first given to stockholders. The notice shall include the name and address of the stockholder and his or her nominees, a representation that the stockholder is entitled to vote at the meeting and intends to nominate the person, a description of all arrangements or understandings between the stockholder and each nominee, other information as would be required to be included in a proxy statement soliciting proxies for the election of the stockholder’s nominees, and the consent of each nominee to serve as a director of the Company if so elected. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as a director of the Company. We did not receive any nominations from stockholders for election as directors at the meeting. See “Proposals by Stockholders” for the deadline for nominating persons for election as directors for the 2009 annual meeting.

Attendance

All directors attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors on which they served. It is the Company’s policy that directors are expected to dedicate sufficient time to the performance of his duties as a director, including by attending meetings of the stockholders, the Board of Directors and committees of which he is a member. All directors attended the annual meeting of stockholders in July 2007.

Communicating with the Board

Stockholders and other parties interested in communicating directly with the Board of Directors as a group may do so by writing to the Board of Directors, c/o Corporate Secretary, HomeFed Corporation, 1903 Wright Place, Suite 220, Carlsbad, California 92008. The Corporate Secretary will review all correspondence and regularly forward to the Board of Directors a summary of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or

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that the Corporate Secretary otherwise determines requires attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of all such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.

Code of Practice

We have a Code of Business Practice, which is applicable to all of our directors, officers and employees, and includes a Code of Practice applicable to our principal executive officers and senior financial officers. Both the Code of Business Practice and the Code of Practice are available without charge upon request. Requests should be addressed to Corporate Secretary, HomeFed Corporation, 1903 Wright Place, Suite 220, Carlsbad, California 92008. We intend to file with the Securities and Exchange Commission amendments to or waivers from our Code of Practice applicable to our principal executive officers and senior financial officers.

The information contained in this proxy statement with respect to the Audit Committee charter and the independence of the non-management members of the Board of Directors shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference in a filing.

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PRESENT BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

Set forth below is certain information as of June 5, 2008 with respect to the beneficial ownership determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, of our common stock by (1) each person who, to our knowledge, is the beneficial owner of more than 5% of our outstanding common stock, which is our only class of voting securities, (2) each director and nominee for director, (3) each of the executive officers named in the Summary Compensation Table under “Executive Compensation,” (4) the trusts for the benefit of Mr. Steinberg’s children and private charitable foundations established by Mr. Cumming and Mr. Steinberg and (5) all of our executive officers and directors as a group. Unless otherwise stated, the business address of each person listed is c/o HomeFed Corporation, 1903 Wright Place, Suite 220, Carlsbad, California 92008.

Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership		Percent of Class

Leucadia National Corporation (a)	2,474,226		29.9%
Beck, Mack & Oliver LLC (b)	806,121		9.7%
Patrick D. Bienvenue	3,650	(c)	*
Paul J. Borden	7,650	(c)	*
Timothy M. Considine	4,150	(d)	*
Ian M. Cumming	610,809	(e)(f)	7.4%
Michael A. Lobatz	3,650	(c)	*
Curt R. Noland	5,000		*
Erin N. Ruhe	5,000		*
Joseph S. Steinberg	744,270	(f)(g)	9.0%
The Steinberg Children Trust	27,532	(h)	.3%
Cumming Foundation	172,330	(i)	2.1%
The Joseph S. and Diane H. Steinberg 1992 Charitable Trust	42,381	(j)	.5%
All Directors and executive officers as a group (8 persons)	1,384,179	(k)	16.7%

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* Less than .1%.

(a)	The business address of this beneficial owner is 315 Park Avenue South, New York, New York 10010.

(b)

The business address of the beneficial owner is 360 Madison Avenue, New York, New York 10017. Based upon a Schedule 13F dated March 31, 2008, filed by Beck, Mack & Oliver LLC (“BMO”) and discussions with BMO, the securities reported in BMO’s Schedule 13F are beneficially owned by separate managed account holders which, pursuant to individual advisory contracts, are advised by BMO. Such advisory contracts grant to BMO all investment and voting power over the securities owned by such advisory clients. Beneficial ownership of these common shares, including all rights to distributions in respect thereof and the proceeds of a sale or disposition, is held by the separate, unrelated account holders, and BMO disclaims beneficial ownership of such common shares.

(c)	Includes 2,350 shares that may be acquired upon the exercise of currently exercisable stock options.

(d)

Includes 500 shares held by the Seeseeanoh Inc. Retirement Plan. Mr. Considine and his wife are the sole owners of Seeseeanoh, a real estate company in San Diego, California. Also includes (i) 1,325 shares held by The Considine Family 1981 Trust, of which Mr. Considine and his wife are

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trustees and (ii) 2,275 shares that may be acquired upon exercise of currently exercisable stock options.

(e)

Includes (i) 9,530 shares (.1%) beneficially owned by Mr. Cumming’s wife (directly and through trusts for the benefit of Mr. Cumming’s children of which Mr. Cumming’s wife is trustee) as to which Mr. Cumming may be deemed to be the beneficial owner, (ii) 60,000 shares (.7%) held by a corporation which is 50% owned by Mr. Cumming and 50% owned by Mr. Cumming’s wife and (iii) 2,350 shares that may be acquired upon the exercise of currently exercisable stock options. Does not include 2,474,226 shares held by Leucadia which Mr. Cumming may be deemed to beneficially own as a result of his beneficial ownership of Leucadia common shares.

(f)

Messrs. Cumming and Steinberg have an oral agreement pursuant to which they will consult with each other as to the election of a mutually acceptable Board of Directors of the Company. The business address for Messrs. Cumming and Steinberg is c/o Leucadia National Corporation, 315 Park Avenue South, New York, New York 10010.

(g)

Includes (i) 3,676 shares (less than .1%) beneficially owned by Mr. Steinberg’s wife and daughter as to which Mr. Steinberg may be deemed to be the beneficial owner, (ii) 61,793 shares (.7%) owned by trusts for the benefit of Mr. Steinberg’s children and (iii) 2,350 shares that may be acquired upon the exercise of currently exercisable stock options. Does not include 2,474,226 shares held by Leucadia which Mr. Steinberg may be deemed to beneficially own as a result of his beneficial ownership of Leucadia common shares.

(h)	Mr. Steinberg disclaims beneficial ownership of all of our common stock held by this trust.

(i)	Mr. Cumming is a trustee and President of the foundation and disclaims beneficial ownership of our common stock held by the foundation.

(j)	Mr. Steinberg and his wife are trustees of the trust. Mr. Steinberg disclaims beneficial ownership of our common stock held by the trust.

(k)	Includes 14,025 shares that may be acquired upon the exercise of currently exercisable stock options.

As of June 5, 2008, Cede & Co. held of record 4,838,552 shares of our common stock (approximately 58.5% of our total common stock outstanding). Cede & Co. held such shares as a nominee for broker-dealer members of The Depository Trust Company, which conducts clearing and settlement operations for securities transactions involving its members.

As described in our Form 10-K for the fiscal year ended December 31, 2007, our common stock is subject to transfer restrictions that are designed to reduce the possibility that certain changes in ownership could result in limitations on the use of our tax attributes. Our certificate of incorporation contains provisions that generally restrict the ability of a person or entity from acquiring ownership (including through attribution under the tax law) of 5% or more of our common shares and the ability of persons or entities now owning 5% or more of our common shares from acquiring additional common shares. Stockholders (and prospective stockholders) are advised that, under the tax law rules incorporated in these provisions, the acquisition of even a single share of common stock may be proscribed under our certificate of incorporation, given (among other things) the tax law ownership attribution rules as well as the tax law rules applicable to acquisitions made in coordination with or in concert with others. The restriction will remain until the earliest of (a) December 31, 2010, (b) the repeal of Section 382 of the Internal Revenue Code (or any comparable successor provision) and (c) the beginning of our taxable year to which these tax attributes may no longer be carried forward. The restriction may be waived by our Board of Directors. Stockholders are advised to carefully monitor their ownership of our common stock and consult their own legal advisors and/or us to determine whether their ownership of our common shares approaches the proscribed level. Based upon discussions with BMO, we believe that the beneficial ownership (determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) by BMO of our common stock

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as reflected in the table above is not in violation of the transfer restrictions contained in our certificate of incorporation.

EXECUTIVE COMPENSATION

Compensation Discussion & Analysis

Introduction

The Board of Directors has a compensation committee consisting of Joseph S. Steinberg that determines and approves the compensation of the executive officers of the Company, including those named in the Summary Compensation Table (the “Named Executive Officers”).

Compensation Objectives and Philosophy

Our compensation philosophy is based upon rewarding current and past contributions, performance and dedication and providing incentives for superior long-term performance. We believe that there should be a strong link between pay and performance of both the Company and the individual. Accordingly, a large percentage of annual compensation consists of discretionary bonus compensation. This ensures that compensation paid to an executive reflects the individual’s specific contributions to our success, the level and degree of complexity involved in his/her contributions to the Company and the Company’s overall performance. We believe our compensation package aligns the interests of executive officers with those of our stockholders.

The Company believes that our current compensation program fits within our overall compensation philosophy of providing a straight-forward compensation package and strikes the appropriate balance between short and long-term performance objectives.

Setting Executive Compensation

In determining compensation for our Named Executive Officers, the Compensation Committee does not rely on any specific formula, benchmarking or pre-determined targets. The Compensation Committee focuses primarily on its subjective determination of the performance of the individual executive officer, as well as on the performance of the Company.

In considering executive compensation, the Compensation Committee takes into account an executive officer’s responsibilities, as well as the services rendered by the executive officer to the Company.

Elements of Compensation

Our compensation package for executive officers consists of three basic elements: (1) base salary; (2) annual bonus compensation; and (3) long-term incentives in the form of stock options granted pursuant to our 1999 stock incentive plan.

Other elements of compensation include medical and life insurance benefits available to employees generally. Additionally, certain perquisites may be available to executive officers that are not available to other employees generally.

Each element of compensation serves a different purpose. Salary and bonus payments are designed mainly to reward current and past performance, while stock options are designed to provide incentive for strong long-term future performance and are directly linked to stockholders’ interests because the value of the awards will increase or decrease based upon the future price of our common stock.

None of our executive officers is a party to an employment agreement with the Company.

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Base Salary

Base salary is consistent with the executive’s office and level of responsibility, with annual salary increases which generally amount to a small percentage of the executive’s prior base salary, primarily reflecting cost of living increases.

Short Term Incentives – Annual Bonus Compensation

Annual bonus compensation of executive officers is determined by the Compensation Committee based on its subjective assessment of an executive’s performance and the Company’s performance. Bonuses can vary widely from year to year, reflecting the varying levels of real estate sales in any given year, the progress made on obtaining entitlements for land development on land owned by the Company and on the degree of success in finding, analyzing and purchasing new real estate development opportunities.

Additionally, in 2007 all employees of the Company (but not all subsidiaries) received a discretionary year-end bonus equal to approximately 3% of base salary.

Long Term Incentives – Stock Options

By means of our 1999 stock incentive plan, we seek to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

Options Awarded to Executive Officers

Occasionally, stock options may be awarded which, under the terms of our 1999 stock incentive plan, permit the executive officer or other employee to purchase shares of our common stock at not less than the fair market value of the shares of common stock at the date of grant. The extent to which the employee realizes any gain is, therefore, directly related to increases in the price of our common stock and, therefore, stockholder value, during the period of the option. In certain circumstances, options having an exercise price below the fair market value of our common stock on the date of grant may be issued (although none have been granted to date). Options granted to executive officers generally become exercisable at the rate of 20% per year, commencing one year after the date of grant. The number of stock options awarded to an executive officer is generally not based on any specific formula, but rather on a subjective assessment of the executive’s performance and the Company’s performance. Options are priced at the closing price on the date of grant and are not granted to precede the announcement of favorable information. Besides the options granted to Paul J. Borden by virtue of the automatic grant to directors, as discussed below, the last time that options were granted to executive officers was in 2000.

Options Awarded to Directors

Under the terms of our 1999 stock incentive plan, each director is automatically granted options to purchase 1,000 shares on the date on which the annual meeting of our stockholders is held each year. As stated above, options are priced at the closing price on the date of grant.

In July 2007, pursuant to this automatic grant, Paul J. Borden was granted options to purchase 1,000 shares of our common stock with an exercise price of $62.75 per share, which become exercisable at the rate of 25% per year, commencing one year after the date of grant.

Other Benefits; Executive Perquisites

Medical and life insurance benefits and matching contributions to our 401(k) plan are available to employees generally.

Mr. Borden maintains his primary residence in New Jersey. We reimburse him for costs of maintaining a temporary residence in California, airfare to and from his primary residence and transportation costs including the personal use of a Company car while in California. Such reimbursements are considered to be taxable compensation reportable by Mr. Borden under federal income tax rules, which results in a net cash cost to him, even though he does not gain any incremental financial benefit from these reimbursements. As a result, beginning in 2005, the Board of Directors (without Mr. Borden’s

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participation) agreed to pay Mr. Borden additional compensation which, after taxes, will provide him with sufficient funds to pay the taxes due on the expense amounts reimbursed by us. In 2007, we paid Mr. Borden $62,579 with respect to additional taxable compensation reported by Mr. Borden for reimbursements made during 2007.

Mr. Noland receives the use of a Company owned car and certain related benefits.

No other Named Executive Officers receive perquisites.

Stock Ownership Requirements

We do not have a formal stock ownership requirement.

Compensation of Named Executive Officers

On January 7, 2008, the Compensation Committee approved annual salary increases (effective January 1, 2008) and discretionary 2007 cash bonuses for each of the Named Executive Officers.

Accounting and Tax Matters

Effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123R, “Share-Based Payment” (“SFAS 123R”), using the modified prospective method. SFAS 123R requires that the cost of all share-based payments to employees, including grants of employee stock options, be recognized in the financial statements based on their fair values. The cost is recognized as an expense over the vesting period of the award. Prior to adoption of SFAS 123R, no compensation cost was recognized in the statements of operations for the Company’s share-based compensation plans, although the Company disclosed certain pro forma amounts as required. SFAS 123R has not had a material impact on the Company’s consolidated financial statements.

Under the provisions of Section 162(m) of the Internal Revenue Code of 1986, we would not be able to deduct compensation to our executive officers whose compensation is required to be disclosed for such year in excess of $1 million per year unless such compensation was within the definition of “performance-based compensation” or meets certain other criteria. To qualify as “performance-based compensation,” in addition to certain other requirements, compensation generally must be based on achieving certain pre-established objective performance criteria. The Board of Directors believes that compensation at such levels is not likely to be a recurring event and that it is in our interest to retain maximum flexibility in our compensation programs to enable us to appropriately reward, retain and attract the executive talent necessary to the Company’s success. The Board recognizes that in appropriate circumstances compensation that is not deductible under Section 162(m) may be warranted and could be paid in the Board of Directors’ discretion.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Mr. Steinberg. Mr. Steinberg was not an officer or employee of the Company during 2007 nor was he formerly an officer of the Company.

Compensation Committee Report

I have reviewed and discussed with the Company’s management the above Compensation Discussion and Analysis (“CD&A”). Based upon my review and discussions, I have recommended to the Board of Directors that the CD&A be included in these Proxy Materials.

Compensation Committee

Joseph S. Steinberg

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Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Option Awards (2)	All Other Compensation (3)	Total

Paul J. Borden, President	2007 2006	$269,907(1) $262,732	$307,377 $307,162	$17,961 $12,169	$156,263(4) $119,288	$751,508 $701,351
Curt R. Noland, Vice President	2007 2006	$159,145 $154,492	$154,774 $254,635	- -	$17,886 (5) $16,970	$331,805 $426,097
Erin N. Ruhe, Vice President, Treasurer and Controller	2007 2006	$128,752 $125,008	$178,863 $253,750	- -	$9,000 $8,800	$316,615 $387,558

For information concerning 2006 compensation, see the Company’s Proxy Statement dated June 18, 2007.

(1)	Includes director fees to Mr. Borden from the Company of $24,000 in 2007.

(2)

This column represents the expense recorded in 2007 for the fair value of stock options granted to Mr. Borden in (a) 2007 and (b) prior years, all in accordance with SFAS 123R. Pursuant to Securities and Exchange Commission rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Information on the valuation assumptions made when calculating the amounts in this column for 2007, 2006 and 2005 awards is found in Note 7 to the Company’s consolidated financial statements contained in our Form 10-K for the fiscal year ended December 31, 2007. Information on the assumptions made when calculating the amounts in this column for 2004 and 2003 awards is found in Note 7 to the Company’s consolidated financial statements included in our Form 10-K for the fiscal year ended December 31, 2004.

(3)

Certain items included in this column (including personal use of company cars) are currently taxable to the Named Executive Officer. The amount of taxable income for the individual is determined pursuant to Internal Revenue Service rules which may differ from the amounts reflected in this column.

(4)

For 2007, consists of non-cash compensation of $29,838 for maintaining a temporary residence in California and $43,787 for airfare to and from his primary residence in New Jersey. This column also includes transportation and the personal use of a Company car while in California and related expenses, as well as contributions made by the Company to a defined contribution 401(k) plan on behalf of Mr. Borden, none of which exceeded the greater of $25,000 or 10% of the total amount of these benefits for Mr. Borden. For 2007, also includes $62,579 in additional cash compensation which, after taxes, is intended to provide Mr. Borden with sufficient funds to pay the taxes due on the expense amounts reimbursed by us.

(5)

Consists of non-cash compensation for use of a Company car and related expenses and contributions made by the Company to a defined contribution 401(k) plan on behalf of Mr. Noland, none of which exceeded the greater of $25,000 or 10% of the total amount of these benefits for Mr. Noland.

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Grants of Plan-Based Awards in 2007

This table provides information about equity awards granted to the named executives in 2007 under our 1999 Stock Option Plan. As discussed in the CD&A, in 2007 Mr. Borden was granted options pursuant to the automatic grant to directors under the 1999 stock incentive plan.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (1)	Exercise or Base Price of Option Awards (2)	Grant Date Fair Value of Stock and Option Awards (3)
Paul J. Borden, President	7/10/07	1,000	$62.75	$20,803

(1) This column shows the number of common shares issuable under options granted in 2007. The options vest and become exercisable in four equal installments beginning on July 10, 2008.

(2) This column shows the exercise price for the stock options granted, which was the closing price of the Company’s common stock on the date of grant, July 10, 2007.

(3) This column shows the fair value of stock options granted to the Named Executive Officer in 2007. The fair value was determined in accordance with SFAS 123R on the grant date, and is being recognized as an expense over the vesting period.

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Outstanding Equity Awards at Fiscal Year-End

This table provides information on the holdings of option awards by the Named Executive Officers at December 31, 2007. This table includes exercisable and unexercisable options. The options vest and become exercisable in four equal annual installments, commencing one year from the grant date. For additional information about the option awards, see the description of our 1999 stock incentive plan in the CD&A.

Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options		Option Exercise Price	Option Expiration Date
		Exercisable	Unexercisable
Paul J. Borden, President	7/9/03 8/24/04 7/12/05 7/18/06 7/10/07	100 750 500 250 -	- 250 500 750 1,000	$27.40 $44.50 $65.19 $65.50 $62.75	7/9/08 8/24/09 7/12/10 7/18/11 7/10/12

Option Exercises and Stock Vested in Fiscal 2007

This table provides information for the Named Executive Officers with respect to stock options exercised during 2007, including the number of shares acquired upon exercise and the value realized, each before payment of any applicable withholding taxes.

	Option Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise
Paul J. Borden, President (1)	100	$5,350

(1)	Mr. Borden exercised 100 stock options on June 14, 2007 with an exercise price of $9.50 per share and a market price of $63.00 per share.

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Director Compensation

In 2007, each director received a retainer of $24,000 for serving on the Board of Directors. In addition, Mr. Considine was paid $26,000 for serving as Chairman of the Audit Committee, and Dr. Lobatz was paid $17,000 for serving on the Audit Committee. Under the terms of our 1999 Stock Incentive Plan, each director is automatically granted options to purchase 1,000 shares on the date on which the annual meeting of our stockholders is held each year. The purchase price of the shares covered by such options is the fair market value of such shares on the date of grant. These options become exercisable at the rate of 25% per year commencing one year after the date of grant. As a result of this provision, options to purchase 1,000 shares of Common Stock at an exercise price of $62.75 per share were awarded to each of Messrs. Bienvenue, Considine, Cumming, Lobatz and Steinberg on July 10, 2007. The Company reimburses directors for reasonable travel expenses incurred in attending board and committee meetings.

This table sets forth compensation paid to the non-employee directors during 2007.

Name	Fees Earned or Paid in Cash (1)	Option Awards (2)	Total (3)
Patrick D. Bienvenue	$24,000	$17,961	$41,961

Timothy M. Considine	$50,000	$17,961	$67,961

Ian M. Cumming	$24,000	$17,961	$41,961

Michael A. Lobatz	$41,000	$17,961	$58,961

Joseph S. Steinberg	$24,000	$17,961	$41,961

(1) This column reports the amount of cash compensation earned in 2007 for Board and committee service.

(2) This column represents the expense recorded in 2007 for the fair value of options granted to directors in (a) 2007 and (b) in prior years, in accordance with SFAS 123R. Pursuant to Securities and Exchange Commission rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Information on the valuation assumptions made when calculating the amounts in this column for 2007, 2006 and 2005 awards is found in Note 7 to the Company’s consolidated financial statements contained in our Form 10-K for the fiscal year ended December 31, 2007. Information on the assumptions made when calculating the amounts in this column for 2004 and 2003 awards is found in Note 7 to the Company’s consolidated financial statements included in our Form 10-K for the fiscal year ended December 31, 2004.

(3) This table does not include disclosure for any perquisites and other personal benefits for any non-employee director because such amounts did not exceed $10,000 in the aggregate per director. Such perquisites and other personal benefits consisted of expenses incurred in connection with attendance at board and committee meetings, principally travel, lodging, meals and other incidental expenses for spouses/guests accompanying directors to Company related events.

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Potential Payment Upon Termination of Employment

None of the Named Executive Officers is a party to an employment agreement. However, under the terms of the 1999 stock incentive plan (the “Plan”), the time within which to exercise vested options will be extended in accordance with the Plan, but not beyond the expiration date of the Option, for a period of either three months or one year, depending on the triggering event; these triggering events do not result in any acceleration of any unvested Options. For the number of Options exercisable by each Named Executive Officer as of December 31, 2007 see the “Outstanding Equity Awards at Fiscal Year-End” table.

Upon the occurrence of an Extraordinary Event of the Company (as defined in the Option Plan, including a change in control of the Company) all then outstanding Options that have not vested or become exercisable will immediately become exercisable. Had an Extraordinary Event occurred on December 31, 2007, Paul J. Borden, the only Named Executive Officer holding Options, would have received approximately $4,000 (determined by multiplying (A) the spread between the $62.00 per common share closing price on December 31, 2007 and the per common share exercise price for each option by (B) the number of common shares covered by previously unvested options).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of the copies of such forms furnished to us and written representations from our executive officers, directors and greater than 10% beneficial stockholders, we believe that during the year ended December 31, 2007, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis.

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AUDIT COMMITTEE REPORT

The following is the report of our Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2007.

Review with Management

The Audit Committee reviewed and discussed our audited financial statements with management.

Review and Discussions with Independent Auditors

The Audit Committee discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements. PricewaterhouseCoopers LLP, our independent auditors, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America. The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) regarding the auditor’s judgments about the quality of the Company’s accounting principles as applied in its financial reporting.

The Audit Committee also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with PricewaterhouseCoopers LLP their independence. The Audit Committee also concluded that PricewaterhouseCoopers LLP’s provision of audit and non-audit services to the Company and its subsidiaries, as described in this Proxy Statement, is compatible with PricewaterhouseCoopers LLP’s independence.

Conclusion

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that its audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission and selected Pricewaterhouse Coopers LLP as the independent auditor for 2008.

Submitted by the Audit Committee of the Board of Directors

Timothy M. Considine

Michael A. Lobatz

The information contained in the foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference in a filing.

INDEPENDENT ACCOUNTING FIRM FEES

The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit work performed by the Company’s independent auditor, PricewaterhouseCoopers LLP. The Audit Committee has pre-approved (i) certain general categories of work where no specific case-by-case approval is necessary (“general pre-approvals”) and (ii) categories of work which require the specific pre-approval of the Audit Committee (“specific pre-approvals”). For additional services or services in an amount above the annual amount that has been pre-approved, additional authorization from the Audit Committee is required. The Audit Committee has delegated to the Committee chair the ability to pre-approve all of these services. Any pre-approval decisions made by the Committee chair under this delegated authority will be

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reported to the full Audit Committee. All requests for services to be provided by PricewaterhouseCoopers LLP that do not require specific approval by the Audit Committee must be submitted to the Controller of the Company, who determines whether such services are in fact within the scope of those services that have received the general pre-approval of the Audit Committee. The Controller reports to the Audit Committee periodically.

In accordance with the SEC’s definitions and rules, Audit Fees are fees paid to PricewaterhouseCoopers LLP for professional services for the audit of the Company's consolidated financial statements included in the Company’s Form 10-K, the review of financial statements included in the Company’s Form 10-Qs, services that are normally provided in connection with statutory and regulatory filings or engagements, assurance and related services that are reasonably related to the performance of the audit or review of our financial statements including compliance with regulatory matters, the Sarbanes-Oxley Act, and consulting with respect to technical accounting and disclosure rules. All such services were approved by the Audit Committee. Such amounts aggregated $265,000 and $245,500 for the years ended December 31, 2007 and 2006, respectively.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors is being submitted to stockholders because we believe that this action follows sound corporate practice and is in the best interests of the stockholders. If the stockholders do not ratify the selection by the affirmative vote of the holders of a majority of the common shares voted at the meeting, the Audit Committee of the Board of Directors will reconsider the selection of independent auditors, but such a vote will not be binding on the Audit Committee. If the stockholders ratify the selection, the Audit Committee, in its discretion, may still direct the appointment of new independent auditors at any time during the year if they believe that this change would be in our and our stockholders’ best interests.

The Board of Directors recommends that the stockholders ratify the selection of PricewaterhouseCoopers LLP, certified public auditors, as independent auditors to audit our accounts and those of our subsidiaries for 2008. The Audit Committee approved the selection of PricewaterhouseCoopers LLP as our independent auditors for 2008. PricewaterhouseCoopers LLP are currently our independent auditors.

The Board of Directors recommends a vote FOR this proposal.

ANNUAL REPORT AND COMPANY INFORMATION

A copy of our 2007 Annual Report to stockholders on Form 10-K is being furnished to stockholders concurrently herewith. Exhibits to the Annual Report will be furnished to stockholders upon payment of photocopying charges.

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PROPOSALS BY STOCKHOLDERS

Proposals that stockholders wish to include in our proxy statement and form of proxy for presentation at our 2009 annual meeting of stockholders must be received by us at 1903 Wright Place, Suite 220, Carlsbad, California 92008, Attention of Corinne A. Maki, Secretary, no later than February 20, 2009.

Any stockholder proposal must be in accordance with the rules and regulations of the Securities and Exchange Commission. With respect to proposals submitted by a stockholder other than for inclusion in our 2009 proxy statement and related form of proxy, timely notice of any stockholder proposal must be received by us in accordance with our by-laws and our rules and regulations no later than February 20, 2009. Any proxies solicited by the Board of Directors for the 2009 annual meeting may confer discretionary authority to vote on any proposals notice of which is not timely received.

It is important that your proxy be returned promptly, whether by mail, by the Internet or by telephone. The proxy may be revoked at any time by you before it is exercised. If you attend the meeting in person, you may withdraw any proxy (including an Internet or telephonic proxy) and vote your own shares. If your shares are held in a brokerage, bank, or other institutional account, you must obtain a proxy from that entity showing that you were the record holder as of the close of business on June 5, 2008, in order to vote your shares at the meeting.

By Order of the Board of Directors.

CORINNE A. MAKI

Secretary

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Annex A

HOMEFED CORPORATION

AUDIT COMMITTEE CHARTER

This Charter is intended as a component of the flexible framework within which the Board of Directors of the Company (the “Board”), assisted by its committees, directs the affairs of the Company. While it should be interpreted in the context of all applicable laws, regulations and listing requirements, as well as in the context of the Company's Certificate of Incorporation and Bylaws, it is not intended to establish by its own force any legally binding obligations.

PURPOSE

The primary purpose of the Audit Committee (the “Committee”) is to assist the Board in overseeing (i) the conduct and integrity of financial reports and other financial information provided by the Company to governmental or regulatory bodies, the public or other users, (ii) the Company’s systems of internal accounting and financial and disclosure controls, (iii) compensation of the Company’s independent auditor, its independence, its conduct of the annual audit and its engagement for any other services, and (v) the preparation of the audit committee report required by Securities and Exchange Commission (“SEC”) rules to be included in the Company’s annual proxy statement.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention or deemed appropriate by it. The Committee shall have full access to all books, records, facilities and personnel of the Company and shall have the power to retain outside counsel, independent auditors and other experts and advisers. The Board and the Committee are in place to represent the Company’s stockholders; accordingly, the independent auditor is ultimately accountable to the Board and the Committee.

The Committee’s job is one of oversight. The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The Committee recognizes that financial management and the independent auditors have more time, knowledge and detailed information regarding the Company than do Committee members. Accordingly, in carrying out its oversight responsibilities, the Committee will not provide any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditor’s work.

The Committee shall review the adequacy of this Charter on an annual basis.

MEMBERSHIP

The Committee shall be comprised of not less than two members of the Board.

KEY RESPONSIBILITIES

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may perform any other duties deemed necessary or appropriate by the Committee or the Board or as are imposed by law, accounting standards or similar requirements.

•

The Committee shall review and discuss with management and the independent auditor the Company’s financial statements, including, prior to public release, annual audited financial statements to be included in the Company’s Annual Report on Form 10-K (or the Annual Report to Stockholders if distributed prior to the filing of Form 10-K), and interim financial statements to be included in the Company’s quarterly reports, to be filed with the SEC

A-1

(including (a) any certification regarding the financial statements or the Company’s internal accounting and financial controls and procedures and disclosure controls or procedures filed with the SEC by the Company’s senior executive and financial officers; and (b) the matters required to be discussed with the independent auditor by Statement of Auditing Standards (“SAS”) No. 61, as such statement may be amended from time to time, including, without limitation, the amendments contained in SAS No. 90, and by SAS 100).

•

The Committee shall review and discuss with management and the independent auditor (i) all critical accounting policies and practices used by the Company; (ii) any material alternative accounting treatments of financial information within GAAP that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm; and (iii) material written communications between the independent auditor and the management, such as any management letter or schedule of unadjusted differences.

•

The Committee shall prepare a report to be included in the Company’s annual proxy statement stating whether or not the Committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the independent auditor the matters required to be discussed by SAS No. 61 and 90; (iii) has received the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1, as may be modified and supplemented, and has discussed with it its independence; and (iv) based on the review and discussions referred to above, the members of the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

•

The Committee shall discuss with management and the independent auditor significant issues regarding accounting principles and policies, as well as the quality and adequacy of the Company’s internal controls.

•

The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the independent auditor.

•	The Committee shall:

•	approve the fees to be paid to the independent auditor;

•

review and pre-approve any audit and permitted non-audit services (including the fees and terms thereof) provided by the Company’s independent auditor (with pre-approvals disclosed as required in the Company’s periodic public filings);

•

request from the independent auditor annually, and review, a formal written statement delineating all relationships between the independent auditor and the Company consistent with Independence Standards Board Standard Number 1 (as modified or supplemented);

•

discuss with the independent auditor any such disclosed relationships and their impact on the independent auditor’s independence, and recommend that the Board take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence; and

•	evaluate, and assure the regular rotation of, the lead audit partner of the independent auditor as required by law.
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ANNUAL MEETING OF STOCKHOLDERS OF

HOMEFED CORPORATION

July 15, 2008

PROXY VOTING INSTRUCTIONS

MAIL
Sign, date and mail your proxy card in the envelope provided as soon as possible. -or-	COMPANY NUMBER
ACCOUNT NUMBER

TELEPHONE
Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call. -or-

INTERNET
Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet

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PROXY

HOMEFED CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR ANNUAL MEETING OF STOCKHOLDERS, JULY 15, 2008 at 1:00 P.M.

The undersigned stockholder of HomeFed Corporation (the “Company”) hereby appoints Paul J. Borden, Erin N. Ruhe and Corinne A. Maki and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of HomeFed Corporation to be held at the Four Seasons Hotel, 7100 Four Seasons Point, Carlsbad, California 92011, the Avocet Conference Room on July 15, 2008 at 1:00 p.m., and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

Receipt of the Notice of Annual Meeting of Stockholders dated June 19, 2008, the Proxy Statement furnished herewith, and a copy of the Annual Report to Stockholders for the year ended December 31, 2007 is hereby acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2 AND PURSUANT TO ITEM 3.

(Continued and to be signed on the reverse side)

Please sign, date and mail your

proxy card in the envelope provided as soon as possible.

Annual Meeting of Stockholders of

HOMEFED CORPORATION

July 15, 2008

[Graphic] Please detach and mail in the envelope provided [Graphic]

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW

AND “FOR” ITEM 2 AND PURSUANT TO ITEM 3.

PLEASE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [ X ]

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Item 1.	Election of Directors.	NOMINEES
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	[Graphic] [Graphic] [Graphic] [Graphic] [Graphic] [Graphic]	Patrick D. Bienvenue Paul J. Borden Timothy M. Considine Ian M. Cumming Michael A. Lobatz Joseph S. Steinberg

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as show here: [Graphic]

Item 2. Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for 2008.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Item 3.  In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented to the Meeting or any adjournment of the Meeting.

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To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be substituted via this method. [ ]

(Signature)	(Signature if held jointly)	Date:

NOTE:    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.